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March 1, 1996


Dear Variable Life Select Policyowner:

The information below supplements Massachusetts Mutual Life Insurance Company's Variable Life Select Prospectus dated July 24, 1995. Please place this supplement with your prospectus and retain it for future reference.
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                             VARIABLE LIFE SELECT
                        SUPPLEMENT DATED MARCH 1, 1996
                     TO THE PROSPECTUS DATED JULY 24, 1995


The Variable Life Select prospectus is amended as follows:

1. The following should be read in conjunction with the information under the heading "MASSMUTUAL" on page 9 of the Variable Life Select Prospectus:

    The merger of Connecticut Mutual Life Insurance Company ("Connecticut Mutual") with and into Massachusetts Mutual Life Insurance Company ("MassMutual") was completed on February 29, 1996. The separate existence of Connecticut Mutual has ceased. MassMutual continues its corporate existence under its current name. The merger does not affect any provisions of, or rights or obligations under, policies or contracts previously issued by MassMutual. As a result of the merger, MassMutual becomes the nation's fifth largest mutual life insurance company with estimated statutory assets in excess of $50 billion, and estimated total assets under management in excess of $100 billion.

2. The seventh sentence under the paragraph captioned "Interest Charged" on page 22 is deleted.

3. The sentence under the paragraph captioned "Interest on Loaned Value" on page 23 is revised to state the following: ANY LOANED AMOUNT IS HELD IN THE GPA AND EARNS INTEREST AT A RATE DETERMINED BY MASSMUTUAL, EQUAL TO THE GREATER OF 3% AND THE POLICY LOAN RATE LESS NOT MORE THAN 2% (THE CURRENT RATE IS .90%).



March 1, 1996